SECURITIES PURCHASE AGREEMENT

     SECURITIES  PURCHASE AGREEMENT (this "Agreement"), dated as of February 10,
                                           ---------
2004, by and between CITADEL SECURITY SOFTWARE INC., a Delaware corporation (the "Company"), and each of the entities whose names appear on the signature pages
 -------
hereof.  Such  entities  are  each  referred  to  herein  as  an "Investor" and,
                                                                  --------
collectively,  as  the  "Investors".
                         ---------

     The Company wishes to sell to each Investor, and each Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, shares of Series A 5.0% Convertible Preferred Stock (the "Preferred
                                                                       ---------
Stock"), which shall have the rights and privileges set forth in the Certificate
-----
of Designations, Preferences and Rights in the form attached hereto as Exhibit A
                                                                       ---------
(the "Certificate of Designation"), and a Warrant in the form attached hereto as
      --------------------------
Exhibit  B (a "Warrant" and, collectively, the "Warrants").  Each Warrant issued
----------     -------                          --------
to an Investor will entitle such Investor to purchase a number of shares of Common Stock equal to (i) the purchase price of the Preferred Stock purchased by such Investor at the Closing (as defined below) divided by (ii) the Conversion
                                                  ----------
Price  (as defined below) in effect on the Closing Date (as defined below) times
                                                                           -----
(iii) forty percent (40%). The Warrants will have an exercise price equal to $5.15 per share (subject to adjustment as provided therein).

     The shares of Common Stock into which the shares of Preferred Stock are convertible are referred to herein as the "Conversion Shares" and the shares of
                                            -----------------
Common Stock into which the Warrants are exercisable are referred to herein as the "Warrant Shares". The Preferred Stock, the Conversion Shares, the Warrants
      ---------------
and  the Warrant Shares are collectively referred to herein as the "Securities".
                                                                    ----------

     The Company has agreed to effect the registration of the Conversion Shares and the Warrant Shares under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Rights Agreement in the form
 ---------------
attached hereto as Exhibit C (the "Registration Rights Agreement").  The sale of
                   ---------       -----------------------------
the Preferred Stock and the Warrants by the Company to the Investors will be effected in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the
                                      -------------
Securities  and Exchange Commission (the "Commission") under the Securities Act.
                                          ----------

     In consideration of the mutual promises made herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Investor hereby agree as follows:

1.   PURCHASE  AND  SALE  OF  PREFERRED  STOCK  AND  WARRANTS.
     --------------------------------------------------------

     1.1     Purchase  of  Preferred  Stock  and  Warrants.  Upon  the terms and
             ---------------------------------------------
subject to the satisfaction or waiver of the conditions set forth herein, the Company agrees to sell and each Investor agrees to purchase (i) the number of shares of Preferred Stock set forth below such Investor's name on the signature pages hereof and (ii) a Warrant. The purchase price for the Preferred Stock and Warrant being purchased by an Investor (the "Purchase Price") shall be equal to
                                              --------------
$15,000,000, provided that the Purchase Price shall be allocated between such Preferred Stock and Warrant as may be agreed between the Company and such Investor. The date on which the closing of the purchase and sale of the Preferred Stock and Warrants occurs (the "Closing") is hereinafter referred to
                                            -------
as  the  "Closing  Date".  The  Closing  will  be  deemed to occur when (A) this
          -------------
Agreement and the other Transaction Documents (as defined below) have been executed and delivered by the Company and each investor (if applicable), (B) each of the conditions to Closing described in Section 5 hereof has been satisfied or waived as specified therein and (C) full payment of each Investor's Purchase Price has been made by such Investor to the Company by wire transfer of immediately available funds against physical delivery by the Company of duly executed certificates representing the Preferred Stock and Warrant purchased by such Investor at the Closing.

     1.2     Certain  Definitions.  When  used herein, the following terms shall
             --------------------
have  the  respective  meanings  indicated:

               "Affiliate"  means,  as to any Person (the "subject Person"), any
                ---------                                  --------------
other Person (a) that directly or indirectly through one or more intermediaries controls or is controlled by, or is under direct or indirect common control with, the subject Person, (b) that directly or indirectly beneficially owns or holds ten percent (10%) or more of any class of voting equity of the subject Person, or (c) ten percent (10%) or more of the voting equity of which is directly or indirectly beneficially owned or held by the subject Person. For the purposes of this definition, "control" when used with respect to any Person
                                  -------
means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, through representation on such Person's Board of Directors or other management committee or group, by contract or otherwise.

               "Business Day" means any day other than a Saturday, a Sunday or a
                ------------
day on which the New York Stock Exchange or commercial banks located in New York City are authorized or permitted by law to close.

               "Closing"  and  "Closing  Date"  have  the  respective  meanings
                -------         -------------
specified  in  Section  1.1  hereof.

               "Closing  Bid  Price"  shall mean, for the Common Stock as of any
                -------------------
date, the closing bid price on such date for the Common Stock on the Principal Market as reported by Bloomberg Financial Markets ("Bloomberg"), or if the
                                                          ---------
Principal Market begins to operate on an extended hours basis, and does not designate the closing bid price, then the last bid price at 4:00 p.m. (eastern time), as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price of the Common Stock in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price is reported for such security by Bloomberg, the last closing trade price for such security as reported by Bloomberg, or, if no last closing trade price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.). If the Closing Bid Price cannot be calculated for the Common Stock on such date on any of the foregoing bases, then the Company shall submit such calculation to an independent investment banking firm of national reputation, and shall cause such investment banking firm to perform such determination and notify the Company and each Investor of the results of determination no later than two (2) Business Days from the time such calculation was submitted to it by the Company. Such investment banking firm's determination shall be deemed conclusive absent manifest error. All such determinations shall be appropriately adjusted for any stock dividend, stock split or other similar transaction during such period.

               "Common Stock" means the common stock, par value $0.01 per share,
                ------------
of  the  Company.

               "Conversion  Price"  has the meaning specified in the Certificate
                -----------------
of  Designation.
               "Debt" means, as to any Person at any time: (a) all indebtedness,
                ----
liabilities and obligations of such Person for borrowed money; (b) all indebtedness, liabilities and obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than 90 days; (c) all capital lease obligations of such Person; (d) all Debt of others guaranteed by such Person; (e) all indebtedness, liabilities and obligations secured by a Lien existing on Property owned by such Person, whether or not the indebtedness, liabilities or obligations secured thereby have been assumed by such Person or are non-recourse to such Person; (f) all reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers' acceptances, surety or other bonds and similar instruments; and (g) all indebtedness, liabilities and obligations of such Person to redeem or retire shares of capital stock of such Person.

               "Disclosure  Documents"  has the meaning specified in Section 3.4
                ---------------------
hereof.

               "Effective  Date"  has  the meaning set forth in the Registration
                ---------------
Rights  Agreement.

               "Environmental  Law"  means any federal, state, provincial, local
                ------------------
or foreign law, statute, code or ordinance, principle of common law, rule or regulation, as well as any Permit, order, decree, judgment or injunction issued, promulgated, approved or entered thereunder, relating to pollution or the protection, cleanup or restoration of the environment or natural resources, or to the public health or safety, or otherwise governing the generation, use, handling, collection, treatment, storage, transportation, recovery, recycling, discharge or disposal of hazardous materials.

               "ERISA"  means  the  Employee  Retirement  Income Security Act of
                -----
1974,  as amended, and the regulations and published interpretations thereunder.

               "Exchange  Act"  means  the  Securities  Exchange Act of 1934, as
                -------------
amended (or any successor act), and the rules and regulations thereunder (or respective successors thereto).

               "Exercise  Price"  shall  have  the  meaning  specified  in  the
                ---------------
Warrants.

               "GAAP" means generally accepted accounting principles, applied on
                ----
a consistent basis, as set forth in (i) opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements of the Financial Accounting Standards Board (iii) interpretations of the Commission and the Staff of the Commission and each of their respective successors and which are applicable in the circumstances as of the date in question. Accounting principles are applied on a "consistent basis" when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

               "Governmental  Authority"  means  any  nation  or government, any
                -----------------------
state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation any stock exchange, securities market or self-regulatory organization.

               "Governmental  Requirement"  means  any  law,  statute,  code,
                -------------------------
ordinance, order, rule, regulation, judgment, decree, injunction, franchise, license or other directive or requirement of any federal, state, county, municipal, parish, provincial or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

               "Intellectual Property" means any U.S. or foreign patents, patent
                ---------------------
rights, patent applications, trademarks, trade names, service marks, brand names, logos and other trade designations (including unregistered names and marks), trademark and service mark registrations and applications, copyrights and copyright registrations and applications, inventions, invention disclosures, protected formulae, formulations, processes, methods, trade secrets, computer software, computer programs and source codes, manufacturing research and similar technical information, engineering know-how, customer and supplier information, assembly and test data drawings or royalty rights.

               "Lien"  means,  with  respect  to  any  Property, any mortgage or
                ----
mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such Property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

               "Market Price" means, as of a particular date, the average of the
                ------------
Closing Bid Prices for the Common Stock occurring during the ten (10) Trading Day period ending on (and including) the Trading Day immediately preceding such date; provided that such amount shall not be greater than the Closing Bid Price for the Trading Day immediately preceding such date.

               "Material Adverse Effect" means an effect that has a material and
                -----------------------
adverse effect on (i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its Subsidiaries taken as a whole or (ii) the ability of the Company to perform its obligations under the Certificate of Designation, this Agreement or the other Transaction Documents (as defined below).

               "Material  Contracts"  means,  as  to  the Company, any agreement
                -------------------
required pursuant to Item 601 of Regulation S-B or Item 601 of Regulation S-K, as applicable, promulgated under the Securities Act to be filed as an exhibit to any report, schedule, registration statement or definitive proxy statement filed or required to be filed by the Company with the Commission under the Exchange Act or any rule or regulation promulgated thereunder, and any and all amendments, modifications, supplements, renewals or restatements thereof.

               "NASD" means the National Association of Securities Dealers, Inc.
                ----

               "Pension  Plan"  means  an  employee  benefit plan (as defined in
                -------------
ERISA) maintained by the Company for employees of the Company or any of its Affiliates.

               "Permitted  Liens"  means  the  following:
                ----------------

               (a) encumbrances consisting of easements, rights-of-way, zoning restrictions or other restrictions on the use of real Property or imperfections to title that do not (individually or in the aggregate) materially impair the ability of the Company or any of its Subsidiaries to use such Property in its businesses, and none of which is violated in any material respect by existing or proposed structures or land use;

               (b) Liens for taxes, assessments or other governmental charges that are not delinquent or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, and for which adequate reserves (as determined in accordance with GAAP) have been established; and

               (c) Liens of mechanics, materialmen, warehousemen, carriers, landlords or other similar statutory Liens securing obligations that are not yet due and are incurred in the ordinary course of business or which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the Property subject to such Liens, for which adequate reserves (as determined in accordance with GAAP) have been established and which have been bonded over and omitted from the Title Policy.

               "Person"  means  any individual, corporation, trust, association,
                ------
company, partnership, joint venture, limited liability company, joint stock company, Governmental Authority or other entity.

               "Property"  means  property  and/or  assets of all kinds, whether
                --------
real, personal or mixed, tangible or intangible (including, without limitation, all rights relating thereto).

               "Principal  Market"  means  the  principal  exchange or market on
                -----------------
which  the  Common  Stock  is  listed  or  traded.

               "Purchase Price" has the meaning specified in Section 1.1 hereof.
                --------------

               "Registrable  Securities"  has  the  meaning  set  forth  in  the
                -----------------------
Registration  Rights  Agreement.

               "Registration  Statement"  has  the  meaning  set  forth  in  the
                -----------------------
Registration  Rights  Agreement.

               "Securities"  has  the  meaning specified in the preamble to this
                ----------
Agreement.
                    "Subsidiary"  means,  with  respect  to  any  Person,  any
                     ----------
corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (irrespective of whether or not at the time, in the case of a corporation, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries.

               "Trading  Day"  means  any  day  on  which  the  Common  Stock is
                ------------
purchased  and  sold  on  the  Principal  Market.

               "Transaction  Documents"  means  (i)  this  Agreement,  (ii)  the
                ----------------------
Warrants, (iii) the Registration Rights Agreement, and (iv) all other agreements, documents and other instruments executed and delivered by or on behalf of the Company or any of its officers at the Closing.


     1.3     Other  Definitional  Provisions.  All definitions contained in this
             -------------------------------
Agreement are equally applicable to the singular and plural forms of the terms defined. The words "hereof", "herein" and "hereunder" and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

2.     REPRESENTATIONS  AND  WARRANTIES  OF  EACH  INVESTOR.
       ----------------------------------------------------

     Each Investor hereby makes the following representations and warranties to the Company and agrees with the Company that, as of the date of this Agreement and as of the Closing Date:

     2.1     Authorization;  Enforceability.  Such  Investor is duly and validly
             ------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization as set forth below such Investor's name on the signature page hereof with the requisite corporate power and authority to purchase the Preferred Stock and Warrant and to execute and deliver this Agreement. This Agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     2.2     Accredited  Investor.  Such  Investor  is an accredited investor as
             --------------------
that term is defined in Rule 501 of Regulation D, and is acquiring the Preferred Stock and Warrants solely for its own account as a principal (or for accounts as to which it exercises investment discretion) and not with a present view to the public resale or distribution of all or any part thereof, except pursuant to sales that are exempt from the registration requirements of the Securities Act and/or sales registered under the Securities Act; provided, however that in making such representation, such Investor does not agree to hold the Securities for any minimum or specific term and reserves the right to sell, transfer or otherwise dispose of the Securities at any time in accordance with the provisions of this Agreement and with Federal and state securities laws applicable to such sale, transfer or disposition.

     2.3     Information.  The  Company  has  provided  such  Investor  with
             -----------
information regarding the business, operations and financial condition of the Company, and has granted to such Investor the opportunity to ask questions of and receive answers from representatives of the Company, its officers, directors, employees and agents concerning the Company and materials relating to the terms and conditions of the purchase and sale of the Preferred Stock and Warrants hereunder. Neither such information nor any other investigation conducted by such Investor or any of its representatives shall modify, amend or otherwise affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

     2.4     Limitations  on  Disposition.  Such  Investor  acknowledges  that,
             ----------------------------
except as provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the Securities Act and may not be transferred or resold without registration under the Securities Act or unless pursuant to an exemption therefrom.

     2.5     Legend.  Such  Investor  understands  that  the  certificates
             ------
representing the Securities may bear at issuance a restrictive legend in substantially the following form:

          "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, and may not be offered or sold unless a registration statement under the Securities Act and applicable state securities laws shall have become effective with regard thereto, or an exemption from registration under the Securities Act and applicable state securities laws is available in connection with such offer or sale."

          Notwithstanding the foregoing, it is agreed that, as long as (A) the resale or transfer (including without limitation a pledge) of any of the Securities is registered pursuant to an effective registration statement, (B) such Securities have been sold pursuant to Rule 144 under the Securities Act or any successor provision ("Rule 144"), subject to receipt by the Company of
                             ---------
customary documentation in connection therewith, or (C) such Securities are eligible for resale under Rule 144(k) or any successor provision, such Securities shall be issued without any legend or other restrictive language and, with respect to Securities upon which such legend is stamped, the Company shall issue new certificates without such legend to the holder upon request.

     2.6     Reliance  on  Exemptions.  Such  Investor  understands  that  the
             ------------------------
Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations and warranties of such Investor set forth in this Section 2 in order to determine the availability of such exemptions and the eligibility of such Investor to acquire the Securities.

     2.7     Non-Affiliate Status; Common Stock Ownership.  Such Investor is not
             --------------------------------------------
an Affiliate of the Company or of any other Investor and is not acting in association or concert with any other Investor in regard to its purchase of Preferred Stock and Warrants or otherwise in regard to the Company. Such Investor's investment in Preferred Stock and Warrants is not for the purpose of acquiring, directly or indirectly, control of, and it has no intent to acquire or exercise control of, the Company or to influence the decisions or policies of the Company's Board of Directors.

     2.8     No Short Position in Company Securities.  Neither such Investor nor
             ---------------------------------------
any person trading on its behalf or at its direction has established a short position in the Common Stock or any other securities of the Company as of the Trading Day immediately preceding the Closing Date.

     2.9     Fees.  Such  Investor  is  not obligated to pay any compensation or
             ----
other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby.

3.     REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY     The Company hereby
       --------------------------------------------------
makes the following representations and warranties to each Investor and agrees with each Investor that, as of the date of this Agreement and as of the Closing
Date:

     3.1     Organization, Good Standing and Qualification.  Each of the Company
             ---------------------------------------------
and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which it conducts business except where the failure so to qualify has not had or would not reasonably be expected to have a Material Adverse Effect.

     3.2     Authorization;  Consents.  The  Company has the requisite corporate
             ------------------------
power and authority to adopt and file the Certificate of Designation, to enter into and perform its obligations under the Transaction Documents, to issue and sell the Preferred Stock and the Warrants to the Investors in accordance with the terms hereof and thereof, to issue the Conversion Shares upon conversion of the Preferred Stock and to issue the Warrant Shares upon exercise of the Warrants. All corporate action on the part of the Company by its officers, directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the

Certificate of Designation and the Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, stockholders, any Governmental Authority or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the National Association of Securities Dealers ("NASD") or otherwise). The Company's Board of Directors has determined, at a duly convened meeting or pursuant to unanimous written consent, that the issuance and sale of the Securities, and the consummation of the transactions contemplated hereby, the other Transaction Documents and the Certificate of Designation (including without limitation the issuance of Conversion Shares and Warrant Shares) are in the best interests of the Company.

     3.3     Enforcement.  Each  of  the  Transaction  Documents  has  been duly
             -----------
executed and delivered by the Company and constitutes the valid and legally binding obligation of the Company, enforceable against it in accordance with its terms, subject to (i) applicable bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

     3.4     Disclosure  Documents;  Agreements;  Financial  Statements;  Other
             ------------------------------------------------------------------
Information.  The  Company  filed  with  the  Commission all reports, schedules,
-----------
registration  statements  and  definitive  proxy statements that the Company was required to file with the Commission on or after December 31, 2002 (collectively, the "Disclosure Documents"). The Company is not aware of any
                      ---------------------
event occurring on or prior to the date of the Closing (other than the transactions effected hereby) that would require the filing of, or with respect to which the Company intends to file, a Form 8-K after the Closing. Each Disclosure Document, as of the date of the filing thereof with the Commission, complied in all material respects with the requirements of the Securities Act or Exchange Act, as applicable, and the rules and regulations promulgated thereunder and, as of the date of such filing (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing), such Disclosure Document (including all exhibits and schedules thereto and documents incorporated by reference therein) did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. All documents required to be filed as exhibits to the Disclosure Documents have been filed as required. Except as set forth in the Disclosure Documents or any schedule or exhibit attached hereto, the Company has no liabilities, contingent or otherwise, other than liabilities incurred in the ordinary course of business which, under GAAP, are not required to be reflected in such financial statements included in the Disclosure Documents and which, individually or in the aggregate, are not material to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. As of their respective dates, the financial statements of the Company included in the Disclosure Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto. Such financial statements have been prepared in accordance with GAAP consistently applied at the times and during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end adjustments).

     3.5     Capitalization;  Debt  Schedule.  The capitalization of the Company
             -------------------------------
as of the date hereof, including its authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans and agreements, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Stock and Warrants) exercisable for, or convertible into or exchangeable for any shares of Common Stock and the number of shares initially to be reserved for issuance upon conversion of the Preferred Stock and exercise of the Warrants is set forth on Schedule 3.5 hereto. All of such outstanding
                                   ------------
shares of capital stock have been, or upon issuance will be, validly issued, fully paid and non-assessable. No shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Liens created by or through the Company. Except as disclosed on Schedule 3.5, or as contemplated herein, as of the date of this Agreement and
   ------------
as of the date of the Closing, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions). The Company has no material Debt outstanding as of the date hereof.

     3.6     Due  Authorization;  Valid Issuance.  The shares of Preferred Stock
             -----------------------------------
are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, free and clear of any Liens imposed by or through the Company, (ii) assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws and (iii) will be entitled to all rights, preferences and privileges described in the Certificate of Designation. The Warrants are duly authorized and, when issued, sold and delivered in accordance with the terms hereof, (i) will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company and (ii) assuming the accuracy of each Investor's representations in this Agreement, will be issued, sold and delivered in compliance with all applicable Federal and state securities laws. The Conversion Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Certificate of Designation, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company. The Warrant Shares are duly authorized and reserved for issuance and, when issued in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable, free and clear of any Liens imposed by or through the Company.

     3.7     No Conflict with Other Instruments.  Neither the Company nor any of
             ----------------------------------
its Subsidiaries is in violation of any provisions of its Certificate of Incorporation, Bylaws or any other governing document or in default (and no event has occurred which, with notice or lapse of time or both, would constitute a default) under any provision of any instrument or contract to which it is a party or by which it or any of its Property is bound, or, to the Company's knowledge, in violation of any provision of any Governmental Requirement applicable to it, except for violations of any provision of a Governmental
Requirement that has not had or would not reasonably be expected to have a Material Adverse Effect.

The (i) execution, delivery and performance of this Agreement and the other Transaction Documents, (ii) filing of and performance of its obligations under the Certificate of Designation and (iii) consummation of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Preferred Stock and the Warrants and the reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not result in any violation referred to in the previous sentence or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument or contract or an event which results in the creation of any Lien upon any assets of the Company or of any of its Subsidiaries or the triggering of any preemptive or anti-dilution rights (including without limitation pursuant to any "reset" or similar provisions) or rights of first refusal or first offer, or any other rights that would allow or permit the holders of the Company's securities to purchase shares of Common Stock or other securities of the Company (whether pursuant to a shareholder rights plan provision or otherwise), on the part of holders of the Company's securities, other than such rights as are disclosed on Schedule 3.7
                                                                ------------
hereto  or  in  the  Disclosure  Documents.

     3.8     Financial  Condition;  Taxes;  Litigation.
             -----------------------------------------

          3.8.1  Except  as  disclosed  on  Schedule  3.8  hereto, the Company's
                                          ---------------
financial condition is, in all material respects, as described in the Disclosure Documents, except for changes in the ordinary course of business and normal year-end adjustments that are not, in the aggregate, materially adverse to the consolidated business or financial condition of the Company and its Subsidiaries taken as a whole. Except as otherwise described in the Disclosure Documents or
Schedule  3.8,  there  has  been no (i) material adverse change to the Company's
-------------
business, operations, properties, financial condition, prospects or results of operations since the date of the Company's most recent unaudited financial statements contained in the Disclosure Documents or (ii) change by the Company in its accounting principles, policies and methods except as required by changes in GAAP.

          3.8.2  Except  as  disclosed  on  Schedule 3.8 hereto, the Company and
                                            ------------
each of its Subsidiaries has prepared in good faith and duly and timely filed all tax returns required to be filed by it and such returns are complete and accurate in all material respects and the Company and each of its Subsidiaries has paid all taxes required to have been paid by it, except for taxes which it reasonably disputes in good faith or the failure of which to pay has not had or would not reasonably be expected to have a Material Adverse Effect. The Company has no liability with respect to taxes that accrued on or before September 30, 2003 in excess of the amounts accrued with respect thereto that are reflected in the financial statements included in the Disclosure Documents filed prior to the date hereof.

          3.8.3 Neither the Company nor any of its Subsidiaries is the subject of any pending or, to the Company's knowledge, threatened inquiry, investigation or administrative or legal proceeding by the Internal Revenue Service, the taxing authorities of any state or local jurisdiction, the Commission, the NASD, any state securities commission or other Governmental Authority.

          3.8.4 Except as described in the Disclosure Documents, there is no material claim, litigation or administrative proceeding pending, or, to the Company's knowledge, threatened or contemplated, against the Company or any of its Subsidiaries, or against any officer, director or employee of the Company or any such Subsidiary in connection with such person's employment therewith. Neither the Company nor any of its Subsidiaries is a party to or subject to the provisions of, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality which has had or would reasonably be expected to have a Material Adverse Effect.

     3.9     Form  S-1  or  Form  SB-2.  The Company is eligible to register the
             -------------------------
Conversion Shares and Warrant Shares for resale in a secondary offering by each Investor on a registration statement on Form S-1 or Form SB-2 under the Securities Act. To the Company's knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that could reasonably be expected to prohibit or delay the preparation and filing of a registration statement on Form S-1 or Form SB-2 that will be available for the resale of all Conversion Shares and Warrant Shares by each Investor.

     3.10     Acknowledgement  of  Dilution.  The  Company acknowledges that the
              -----------------------------
issuance of the Conversion Shares upon conversion of the Preferred Stock and the issuance of the Warrant Shares upon exercise of the Warrants may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges its obligation to issue Conversion Shares upon conversion of the Preferred Stock in accordance with the terms of the Certificate of Designation, and to issue Warrant Shares upon exercise of the Warrants in accordance with the terms of the Warrants, regardless of the effect of any such dilution.

     3.11     Intellectual Property.  The Company and its Subsidiaries each owns
              ---------------------
or possesses, licenses or can acquire or make use of, without undue expense, all Intellectual Property that is necessary or appropriate for the operation of its businesses as presently conducted and as proposed to be conducted, without any known conflict with the rights of others. The consummation of the transactions contemplated by this Agreement, the other Transaction Documents and the Certificate of Designation will not materially alter or impair, individually or in the aggregate, any of such rights of the Company. To the Company's knowledge, except as described in the Disclosure Documents or Schedule 3.11, (i) none of its current products or services infringes upon any Intellectual Property of any other Person, and no claim or litigation is pending or, to the knowledge of the Company, threatened against the Company contesting its right to sell or otherwise use any product or material or service which has had or would reasonably be expected to have a Material Adverse Effect and (ii) the use by the Company of any material Intellectual Property does not infringe the rights of any third party to such Intellectual Property. Except as described in the Disclosure Documents, there is no violation by the Company with respect to any material Intellectual Property owned or used by the Company. Except as described in the Disclosure Documents, the Company's rights to such Intellectual Property are valid and enforceable and no registration relating thereto has lapsed, expired or terminated or is the subject of any claim or proceeding that could result in any such lapse, expiration or termination. The Company and its Subsidiaries each has complied in all material respects with its obligations pursuant to any agreement relating to the Intellectual Property Rights that are the subject of licenses granted by third parties.

     3.12     Registration Rights; Rights of Participation.  Except as described
              --------------------------------------------
on  Schedule  3.12 hereto, (A) the Company has not granted or agreed to grant to
    --------------
any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the

Commission or any other governmental authority which has not been satisfied in full prior to the date hereof and (B) no person or entity, including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties, has any right of first refusal, preemptive right, right of participation, anti-dilutive right or any similar right to participate in, or to receive securities of the Company or other consideration as a result of, the transactions contemplated by this Agreement, the other Transaction Documents or the Certificate of Designation.

     3.13     Solicitation;  Other Issuances of Securities.  Neither the Company
              --------------------------------------------
nor any of its Subsidiaries or Affiliates, nor any person acting on its or their behalf, (i) has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities, (ii) has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Securities under the Securities Act or (iii) has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock which would be integrated with the sale of the Securities to such Investor or the issuance of the Conversion Shares for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the NASD, nor will the Company or any of its Subsidiaries or Affiliates take any action or steps that would require registration of any of the Securities under the Securities Act or cause the offering of the Securities to be so integrated with other offerings.

     3.14     Fees.  Except as described on Schedule 3.14 hereto, the Company is
              ----                          -------------
not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless such Investor from and against any claim by any person or entity alleging that such Investor is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.

     3.15     Foreign  Corrupt  Practices.  To  the  knowledge  of  the Company,
              ---------------------------
neither the Company, nor any of its Subsidiaries nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary, has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity,
(ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, or (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

     3.16     Employees.  Except  as  set forth in Schedule 3.16, each executive
              ---------
officer (as defined in Rule 501(f) of the Securities Act) of the Company (each, a "Key Employee") is currently serving in the capacity indicated in the most
    -------------
recently filed Disclosure Documents. The Company has no knowledge of any fact or circumstance (including without limitation (i) the terms of any agreement to which such person is a party or any litigation in which such person is or may become involved and (ii) any illness or medical condition that could reasonably be expected to result in the disability or incapacity of such person) that would limit or prevent any such person from serving in such capacity on a full-time basis in the foreseeable future, or of any intention on the part of any such person to limit or terminate his or her employment with the Company. No Key Employee has borrowed money pursuant to a currently outstanding loan that is secured by Common Stock or any right or option to receive Common Stock. There is no strike, labor dispute or union organization activities pending or, to the knowledge of the Company, threatened between it and its employees. None of the Company's employees belong to any union or collective bargaining unit. The Company has complied in all material respects with all applicable federal and state equal opportunity and other laws related to employment.

     3.17     Environment.  Except  as disclosed in the Disclosure Documents (i)
              -----------
the Company and its Subsidiaries have no liabilities under any Environmental Law, nor do any factors exist that are reasonably likely to give rise to any such liability, affecting any of the properties owned or leased by the Company or any of its Subsidiaries that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect and (ii) neither the Company nor any of the Subsidiaries has violated any Environmental Law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

     3.18     ERISA.  Except as described on Schedule 3.18, the Company does not
              -----                          -------------
maintain or contribute to, or have any obligation under, any Pension Plan. The Company is in compliance in all material respects with the presently applicable provisions of ERISA and the United States Internal Revenue Code of 1986, as amended, with respect to each Pension Plan except in any such case for any such matters that, individually or in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

     3.19     Disclosure.  No  written  statement,  information,  report,
              ----------
representation or warranty made by the Company in any Transaction Document, the Certificate of Designation or furnished to such Investor by or (to the knowledge of the Company) on behalf of the Company in connection with the Transaction Documents or the Certificate of Designation or such Investor's due diligence investigation of the Company contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements herein or therein, in light of the circumstances in which made, not misleading. There is no fact known to the Company, which has had a Material Adverse Effect, and there is no fact known to the Company which could reasonably be expected to have a Material Adverse Effect except as may have been disclosed in writing to such Investor. Except with respect to information provided under a non-disclosure agreement and which will be included in the press release or Annual Report on Form 10-KSB referred to in Section 4.1 hereof, the Company has not disclosed to such Investor any event, circumstance or fact that would constitute material non-public information as of the date of this Agreement or the Closing Date. The Company acknowledges and agrees that following the issuance of the press release and Annual Report on Form 10-KSB in accordance with Section 4.1 hereof, such Investor will not possess any material non-public information concerning the Company, and that such Investor is relying on the representations, acknowledgements and agreements made by the Company in this Section 3.19 in making trading and other decisions concerning the Company's securities.

     3.20     Insurance.  The  Company  maintains  insurance  for itself and its
              ---------
Subsidiaries in such amounts and covering such losses and risks as the Company believes to be reasonably prudent in relation to the businesses in which the Company and its Subsidiaries are engaged. No notice of cancellation has been received for any of such policies and the Company is in compliance with all of the terms and conditions thereof. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost. Without limiting the generality of the foregoing, the Company maintains Director's and Officer's insurance in an amount not less than $2 million for each covered occurrence.

     3.21     Property.  The  Company  and  its  Subsidiaries  have  good  and
              --------
marketable title in fee simple to all of its real property and good and marketable title to all personal Property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all Liens, except for Permitted Liens. Any Property held under lease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such Property by the Company and its Subsidiaries. Neither the Company nor any of its Subsidiaries own any real Property.

     3.22     Regulatory  Permits.  The Company and its Subsidiaries possess all
              -------------------
certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses other than where the failure to possess such certificates, authorizations or permits, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

     3.23     Exchange  Act  Registration.  The  Company's  Common  Stock  is
              ---------------------------
registered pursuant to Section 12(g) of the Exchange Act and the Company has taken no action designed to, or which, to the knowledge of the Company, is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act.

     3.24     Investment  Company  Status.  The  Company is not, and immediately
              ---------------------------
after receipt of payment for the Preferred Stock and the Warrants issued under this Agreement will not be, an "investment company" or an entity "controlled" by
                                ------------------                ----------
an  "investment  company"  within  the  meaning of the Investment Company Act of
     -------------------
1940,  as amended (the "Investment Company Act"), and shall conduct its business
                        ----------------------
in  a  manner  so that it will not become subject to the Investment Company Act.

     3.25     Transfer  Taxes.  No  stock  transfer  or  other taxes (other than
              ---------------
income taxes) are required to be paid in connection with the issuance and sale of any of the Securities, other than such taxes for which the Company has established appropriate reserves and intends to pay in full on or before the Closing.

     3.26     Internal  Controls and Procedures.  The Company maintains internal
              ---------------------------------
accounting controls, policies and procedures, and such books and records as are reasonably designed to provide reasonable assurance that (i) all transactions to which the Company or any Subsidiary is a party or by which its properties are bound are effected by a duly authorized employee or agent of the Company, supervised by and acting within the scope of the authority granted by the Company's senior management;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; and (iii) all transactions to which the Company or any Subsidiary is a party, or by which its properties are bound, are recorded (and such records maintained) in accordance with all material Government Requirements and as may be necessary or appropriate to ensure that the financial statements of the Company are prepared in accordance with GAAP.

     3.27     Embargoed  Person.  At all times while any Preferred Stock remains
              -----------------
outstanding: (a) none of the funds or other assets of the Company shall constitute property of, or shall be beneficially owned, directly or indirectly, by any person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. Sec. 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated under any such United States laws (each, an "Embargoed Person"), with the result that the investments
                   -----------------
evidenced by the Securities are or would be in violation of law; (b) no Embargoed Person shall have any interest of any nature whatsoever in the Company with the result that the investments evidenced by the Securities are or would be in violation of law; and (c) none of the funds of the Company shall be derived from any unlawful activity with the result that the investments evidenced by the Securities are or would be in violation of law.

     3.28     No  Other  Agreements.  Except  as set forth in Schedule 3.28, the
              ---------------------
Company has not, directly or indirectly, entered into any agreement with or granted any right to any Investor relating to the terms or conditions of the transactions contemplated by the Transaction Documents or the Certificate of Designation, except as expressly set forth in the Transaction Documents or the Certificate of Designation.

4.     COVENANTS  OF  THE  COMPANY  AND  EACH  INVESTOR.
       ------------------------------------------------

     4.1     The  Company  agrees with each Investor that it will, following the
Closing:

               (a) file a Form D with respect to the Securities issued at the Closing as required under Regulation D and to provide a copy thereof to such Investor promptly after such filing;

               (b) take such action as the Company reasonably determines upon the advice of counsel is necessary to qualify the Preferred Stock and Warrants issued at the Closing for sale under applicable state or "blue-sky" laws or obtain an exemption therefrom, and shall provide evidence of any such action to such Investor at such Investor's request; and

               (c) (i) on or prior to 9:30 a.m. (eastern time) on the Business Day immediately following the Closing Date, issue a press release disclosing (A) the material terms of this Agreement and the transactions contemplated by this Agreement and (B) the Company's financial results of operations for the fiscal year ended December 31, 2003 and guidance for 2004,

(ii) within one (1) Business Day following the Closing, file with the Commission a Current Report on Form 8-K disclosing the material terms of this Agreement and the transactions contemplated hereby and including as exhibits this Agreement, the other Transaction Documents and the Certificate of Designation; provided,
                                                                       --------
however,  that  Satellite Asset Management, L.P. and each Investor named therein
-------
shall have a reasonable opportunity to review and comment on any such press release or Form 8-K prior to the issuance or filing thereof and (iii) timely file with the Commission its Annual Report on Form 10-KSB incorporating all other material non-public information disclosed to the Investor. Thereafter, the Company shall timely file any filings and notices required by the Commission or applicable law with respect to the transactions contemplated hereby.

     4.2 The Company agrees that it will, as long as any Investor or any Affiliate of such Investor beneficially owns any Securities:

               (a)     maintain  its  corporate  existence  in  good  standing;

               (b) maintain, keep and preserve all of its Properties necessary in the proper conduct of its businesses in good repair, working order and condition (ordinary wear and tear excepted) and make all necessary repairs, renewals and replacements and improvements thereto, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

               (c) pay or discharge before becoming delinquent (a) all taxes, levies, assessments and governmental charges imposed on it or its income or profits or any of its Property and (b) all lawful claims for labor, material and supplies, which, if unpaid, might become a Lien upon any of its Property, except where the failure to do so would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; provided, however,
                                                              --------  -------
that the Company shall not be required to pay or discharge any tax, levy, assessment or governmental charge, or claim for labor, material or supplies, whose amount, applicability or validity is being contested in good faith by appropriate proceedings being diligently pursued and for which adequate reserves have been established under GAAP;

               (d) comply with all Governmental Requirements applicable to the operation of its business, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

               (e) comply with all agreements, documents and instruments binding on it or affecting its Properties or business, including, without limitation, all Material Contracts, except for instances of noncompliance that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

               (f) provide such Investor with copies of all materials sent to its stockholders, in each such case promptly after the filing thereof with the Commission;

               (g) timely file with the Commission all reports required to be filed pursuant to the Exchange Act and refrain from terminating its status as an issuer required by the Exchange Act to file reports thereunder even if the Exchange Act or the rules or regulations thereunder would permit such termination; and

               (h) until the Effective Date of the Registration Statement, restrict the Key Employees from selling shares of Common Stock other than as agreed to by the Company and Satellite Asset Management, L.P. in connection with any 10b-5(1) trading plans.

     4.3     Reservation  of  Common  Stock.  The  Company shall, on the Closing
             ------------------------------
Date, have authorized and reserved for issuance, free from any preemptive rights, a number of shares of Common Stock at least equal to one hundred and fifty percent (150%) of the maximum number of shares of Common Stock issuable upon (A) conversion of the outstanding Preferred Stock in full at the Conversion Price then in effect and (B) exercise of the outstanding Warrants in full at the Exercise Price then in effect, in each such case without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Certificate of Designation or the Warrants (the "Reserved Amount"). In
                                                           ---------------
the event that, as a result of an adjustment to the Conversion Price of the Preferred Stock or the Exercise Price for the Warrants (pursuant to anti-dilution adjustments or otherwise), the Reserved Amount is less than one hundred and twenty five percent 125% of the number of shares of Common Stock then issuable upon conversion of all of the Preferred Stock and exercise of all of the Warrants then outstanding (without regard to any limitation or restriction on such conversion or exercise that may be set forth in the Preferred Stock or the Warrants), the Company shall take action (including without limitation seeking stockholder approval for the authorization or reservation of additional shares of Common Stock) as soon as practicable (but in no event later than the tenth (10th) business day or, in the event that stockholder approval is required, the sixtieth (60th) day following such date) to increase the Reserved Amount to no less than 150% of the number of shares of Common Stock into which such outstanding Preferred Stock are then convertible and such outstanding Warrants are exercisable. The Company shall not reduce the number of shares reserved for issuance hereunder without the written consent of the holders of seventy-five percent (75%) of the Registrable Securities into which all of the Preferred Stock and Warrants then outstanding are convertible or exercisable (without regard to any limitation on such conversion or exercise). The initial Reserved Amount shall be allocated pro rata among the Investors based on the principal amount of the Preferred Stock issued to each Investor at the Closing. Each increase in the Reserved Amount shall be allocated pro rata among the Holders based on the amount of Registrable Securities into which all of the Preferred Stock and Warrants held by such Holder at the time of such increase are convertible or exercisable (without regard to any limitation on such conversion or exercise). In the event that a Holder shall sell or otherwise transfer any of such Holder's Preferred Stock, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount which remains allocated to any person or entity which does not hold any Preferred Stock shall be reallocated to the remaining Holders pro rata based on the amount of Registrable Securities into which all of the outstanding Preferred Stock and Warrants at the time of such increase are convertible or exercisable (without regard to any limitation on such conversion or exercise).

     4.4     Use  of Proceeds.  The Company shall use the proceeds from the sale
             ----------------
of the Preferred Stock and Warrants for general corporate purposes only, in the ordinary course of its business and consistent with past practice; provided, however, that the Company may not use such proceeds to repurchase or redeem any securities issued by the Company or any Subsidiary or to repay any loan made to or incurred by any Affiliate of the Company.

     4.5     Use of Investor Name.  Except as may be required by applicable law,
             --------------------
the Company shall not use, directly or indirectly, any Investor's name or the name of any of its affiliates in any advertisement, announcement, press release or other similar communication unless it has received the prior written consent of any Investor for the specific use contemplated or as otherwise required by applicable law or regulation.

     4.6     Company's  Instructions  to  Transfer  Agent.  On  or  prior to the
             --------------------------------------------
Closing Date, the Company shall execute and deliver irrevocable written instructions to the transfer agent for its Common Stock (the "Transfer Agent"),
                                                               --------------
and provide each Investor with a copy thereof, directing the Transfer Agent (i) to issue certificates representing Conversion Shares upon conversion of the Preferred Stock and receipt of a valid Conversion Notice (as defined in the Certificate of Designation) from an Investor, in the amount specified in such Conversion Notice, in the name of such Investor or its nominee, (ii) to issue certificates representing Warrant Shares upon exercise of the Warrants and (iii) to deliver such certificates to such Investor no later than the close of business on the third (3rd) Business Day following the related Conversion Date (as defined in the Certificate of Designation) or Exercise Date (as defined in the Warrants), as the case may be. Such certificates may bear legends pursuant to applicable provisions of this Agreement or applicable law. As long as the Company shall instruct the transfer agent that, in lieu of delivering physical certificates representing shares of Common Stock to an Investor upon conversion of the Preferred Stock, or exercise of the Warrants, and as long as the Transfer Agent is a participant in the Depository Trust Company ("DTC") Fast Automated
                                                            ---
Securities Transfer program, and such Investor has not informed the Company that it wishes to receive physical certificates therefor, and no legend is required to appear on any physical certificate if issued, the transfer agent may effect delivery of Conversion Shares or Warrant Shares, as the case may be, by crediting the account of such Investor or its nominee at DTC for the number of shares for which delivery is required hereunder within the time frame specified above for delivery of certificates. The Company represents to and agrees with each Investor that it will not give any instruction to the Transfer Agent that will conflict with the foregoing instruction or otherwise restrict such Investor's right to convert the Preferred Stock or to receive Conversion Shares in accordance with the terms of the Certificate of Designation or to exercise the Warrant or to receive Warrant Shares upon exercise of the Warrants. In the event that the Company's relationship with the Transfer Agent should be terminated for any reason, the Company shall use its best efforts to cause the Transfer Agent to continue acting as transfer agent pursuant to the terms hereof until such time that a successor transfer agent is appointed by the Company and receives the instructions described above.

     4.7     No  Adverse Action. The Company and its Subsidiaries shall refrain,
             ------------------
while any shares of Preferred Stock are outstanding, from taking any action or entering into any arrangement which in any way materially and adversely violates the terms of the Preferred Stock or a Warrant.

     4.8     Limitations  on  Disposition.  Each  Investor  shall  not  sell,
             ----------------------------
transfer,  assign  or  dispose  of  any  Securities,  unless:

          (a) there is then in effect an effective registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

          (b) such Investor has notified the Company in writing of any such disposition and furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Securities under the Securities Act; provided, however, that no such
                                                 --------  -------
opinion of counsel will be required (A) if the sale, transfer or assignment complies with federal and state securities laws and is made to an Affiliate of such Investor which is also an accredited investor as that term is defined in Rule 501 of Regulation D, (B) if the sale, transfer or assignment is made pursuant to Rule 144 and such Investor provides the Company with evidence reasonably satisfactory to the Company and its legal counsel that the proposed transaction satisfies the requirements of Rule 144 or (C) in connection with a bona fide pledge or hypothecation of any Securities under a margin arrangement with a broker-dealer or other financial institution.

     4.9     Limitations  on  Conversion  and  Exercise.  No  Investor  shall be
             ------------------------------------------
permitted to convert its Preferred Stock or exercise its Warrant if and to the extent that the number of Conversion Shares and/or Warrant Shares to be issued pursuant to such conversion and/or exercise (the "Issuable Shares"), when added
                                                   ---------------
to the aggregate number of Issuable Shares issued such Investor and all other Investors pursuant to all prior conversions and exercises, would exceed 19.99% of the Common Stock outstanding on the Issue Date (subject to adjustments upon a stock split, stock dividend or similar event) (the "Cap Amount"), except that
                                                       ----------
such limitation shall not apply in the event that the Company obtains approval of the holders of a majority of the outstanding Common Stock for issuances of Common Stock in excess of such amount or the Investors holding a majority of the Preferred Stock then outstanding obtain an opinion of counsel reasonably satisfactory to the Company and its counsel that such approval is not required. Until such approval is obtained, no Investor shall be issued Issuable Shares in an amount greater than the product of (A) the Cap Amount multiplied by (B) a
                                                             -------------
fraction, the numerator of which is the number of shares of Preferred Stock purchased by such Holder and the denominator of which is the aggregate amount of all of the shares of Preferred Stock purchased by all Investors under this Agreement (the "Allocation Amount"). In the event that any Investor shall sell
                 -----------------
or otherwise transfer any of such Investor's Preferred Stock or Warrants, the remaining Issuable Shares constituting such transferring Investor's Allocation Amount shall be allocated between the transferring Investor and transferee pro rata in proportion to the number of Registrable Shares issuable under the Preferred Stock and/or Warrants transferred to such transferee and the number of Registrable Shares issuable under the Preferred Stock and/or Warrants retained by such transferring Investor. In the event that any Investor shall convert and exercise all of such Investor's Preferred Stock and Warrants into a number of Issuable Shares which, in the aggregate, is less than such Investor's Allocation Amount, then the difference between such Investor's Allocation Amount and the number of Issuable Shares actually issued to such Investor shall be allocated to the respective Allocation Amounts of the remaining Investors on a pro rata basis in proportion to the number of Registrable Shares then issuable under the Preferred Stock and Warrants held by each such Investor. From and after the
Effective Date, in the event that any Investor's Allocation Amount represents one hundred and fifty percent (150%) or less of (A) the number of Issuable Shares into which the Preferred Stock and Warrants then held by such Investor are convertible and/or exercisable plus (B) the number of Issuable Shares
                                       ----
previously  issued
to such Investor, such Investor shall have the right to require the Company, upon written notice delivered by such Investor to the Company, (x) to prepare and file with the Commission, within ten (10) days after receiving such notice, a proxy statement in which the Company seeks the approval of its shareholders for the transactions described herein, the other Transaction Documents and the Certificate of Designation (the "Proxy Statement"), (y) in the event that the
                                    ---------------
Company is notified that the Commission has no comments on the Proxy Statement, to deliver the Proxy Statement to its shareholders and to hold a special meeting of shareholders for the purpose of voting on the matters described therein (a "Special Meeting") within forty-five (45) days after receiving such
 ----------------
notification, and (z) in the event that the Company receives comments from the Commission on the Proxy Statement, to respond accurately and completely to each such comment within ten (10) Business Days of being notified of such comment by the Commission, and to deliver the Proxy Statement to its shareholders and hold a Special Meeting within thirty five (35) days after receiving notification from the Commission that it has no further comments on the Proxy Statement).

     4.10     Disclosure of Information.  The Company agrees that it will not at
              -------------------------
any time disclose material non-public information to any Investor without first receiving such Investor's written consent to such disclosure.

     4.11     Breach of Representation.  In the event that any representation or
              ------------------------
warranty made by the Company is untrue or incorrect in any material respect as of the date made and such representation or warranty, if capable of being cured, is not cured within five (5) Business Days following written notice thereof from any Investor, the Company shall pay such Investor (on a pro rata basis based on the amount of Preferred Stock purchased in the event there is more than one Investor) the amount of up to $100,000 per occurrence (not to exceed $500,000 in the aggregate for all such occurrences); provided that in the event the damages or dollar amount related to such untrue or incorrect representation or warranty are quantifiable and less than $100,000, the Company shall pay such lesser amount; and provided further, that any such payment shall not impair such Investor's ability to seek actual damages or injunctive relief pursuant to the terms of this Agreement.


5.  CONDITIONS  TO  CLOSING.
    -----------------------

     5.1     Conditions  to  Investors'  Obligations  at  the  Closing.  Each
             ----------------------------------------------------------
Investor's obligations to effect the Closing, including without limitation its obligation to purchase the Preferred Stock and Warrants at the Closing, are conditioned upon the fulfillment or waiver by such Investor of each of the following events as of the Closing Date:

          5.1.1 the representations and warranties of the Company set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all respects as of that particular date);

          5.1.2 the Company shall have complied with or performed in all material respects all of the agreements, obligations and conditions set forth in this Agreement and in the other Transaction Documents that are required to be complied with or performed by the Company on or before the Closing;

          5.1.3 the Closing Date shall occur on a date that is not later than February 10, 2004;

          5.1.4 the Company shall have delivered to such Investor a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in this paragraph 5.1 have been fulfilled as of the Closing, it being understood that such Investor may rely on such certificate as though it were a representation and warranty of the Company made herein;

          5.1.5 the Company shall have delivered to such Investor an opinion of counsel for the Company, dated as of such date, in substantially the form set forth on Exhibit
                         5.1.5  hereto;

          5.1.6 the Company shall have delivered duly executed certificates representing the Preferred Stock and the Warrants being purchased by such Investor;

          5.1.7 the Company shall have executed and delivered the Registration Rights Agreement;

          5.1.8 the Company shall have delivered evidence reasonably satisfactory to the Investors confirming that the Certificate of Designation shall have been duly authorized and adopted by all requisite corporate action, shall have been duly filed with the Secretary of State of the State of Delaware, and shall be in full force and effect;

          5.1.9 there shall have been no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent unaudited financial statements contained in the Disclosure Documents;

          5.1.10 the Company shall have authorized and reserved for issuance at least one hundred and fifty percent (150%) of the aggregate number of shares of Common Stock issuable upon conversion of all of the Preferred Stock and exercise of all of the Warrants to be issued at the Closing (such number to be determined using the Conversion Price and Exercise Price in effect on the Closing Date and without regard to any restriction on the ability of an Investor to convert Preferred Stock or exercise the Warrants as of such date); and

          5.1.11 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby, by the other
                         Transaction Documents or by the Certificate of Designation.

     5.2     Conditions  to Company's Obligations at the Closing.  The Company's
             ----------------------------------------------------
obligations to effect the Closing are conditioned upon the fulfillment or waiver by the Company of each of the following events as of the date of the Closing:

          5.2.1 the representations and warranties of each Investor shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, such representation or warranty shall be true and correct in all respects as of that particular date);

          5.2.2 each Investor shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Investor on or before the Closing;

          5.2.3 there shall be no injunction, restraining order or decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby, by the other
                         Transaction Documents or by the Certificate of Designation;

          5.2.4 each Investor shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company; and

          5.2.5 each Investor shall have delivered to the Company the Purchase Price for Preferred Stock and the Warrants being purchases by it at the Closing by wire transfer of immediately available funds.

6.     MISCELLANEOUS.
       -------------

          6.1     Survival;  Severability.  The  representations,  warranties,
                  -----------------------
covenants  and  indemnities  made  by  the parties herein, the other Transaction
Documents and the Certificate of Designation shall survive the Closing notwithstanding any due diligence investigation made by or on behalf of the party seeking to rely thereon. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that in such case the parties shall negotiate in good faith to replace such provision with a new provision which is not illegal, unenforceable or void, as long as such new provision does not materially change the economic benefits of this Agreement to the parties.

          6.2     Successors  and  Assigns.  The  terms  and  conditions of this
                  ------------------------
Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Investor may assign its rights and obligations hereunder, in connection with any private sale or transfer of the Preferred Stock or Warrants in accordance with the terms hereof, as long as, as a condition precedent to such transfer, the transferee executes an acknowledgment agreeing to be bound by the applicable provisions of this Agreement, in which case the term "Investor" shall be deemed to refer to such transferee as though such transferee were an original signatory hereto. The Company may not assign it rights or obligations under this Agreement.

           6.3     No  Reliance.  Each  party  acknowledges that (i) it has such
                   ------------
knowledge in business and financial matters as to be fully capable of evaluating this Agreement, the other Transaction Documents, the Certificate of Designation and the transactions contemplated hereby and thereby, (ii) it is not relying on any advice or representation of any other party in connection with adopting and filing the Certificate of Designation or with entering into this Agreement, the other Transaction Documents, or such transactions (other than the representations made in this Agreement or the other Transaction Documents),
(iii) it has not received from such party any assurance or guarantee as to the merits (whether legal, regulatory, tax, financial or otherwise) of entering into this Agreement or the other Transaction Documents or the performance of its obligations hereunder and thereunder, and (iv) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent that it has deemed necessary, and has entered into this Agreement and the other Transaction Documents based on its own independent judgment and on the advice of its advisors as it has deemed necessary, and not on any view (whether written or oral) expressed by such other party.

          6.4     Independent  Nature of Investors' Obligations and Rights.  The
                  --------------------------------------------------------
obligations of each Investor hereunder are several and not joint with the obligations of the other Investors hereunder, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor hereunder. Nothing contained herein or in any other agreement or document delivered at the Closing, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Investor shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, the other Transaction Documents or the Certificate of Designation, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

           6.5     Injunctive  Relief.  The Company acknowledges and agrees that
                   ------------------
a breach by it of its obligations hereunder will cause irreparable harm to each Investor and that the remedy or remedies


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
at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, such Investor shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

          6.6     Governing Law; Jurisdiction.  This Agreement shall be governed
                  ---------------------------
by and construed under the laws of the State of New York applicable to contracts made and to be performed entirely within the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding involving any Investor or permitted assignee of an Investor, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          6.7     Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile transmission.

          6.8     Headings.  The  headings  used  in this Agreement are used for
                  --------
convenience only and are not to be considered in construing or interpreting this Agreement.

          6.9     Notices.  Any  notice, demand or request required or permitted
                  -------
to be given by the Company or an Investor pursuant to the terms of this Agreement shall be in writing and shall be deemed delivered (i) when delivered personally or by verifiable facsimile transmission, unless such delivery is made on a day that is not a Business Day, in which case such delivery will be deemed to be made on the next succeeding Business Day, (ii) on the next Business Day after timely delivery to an overnight courier and (iii) on the Business Day actually received if deposited in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed as follows:

          If to the Company:

          Citadel Security Software Inc.
          8750 N. Central Expy.
          Suite 100
          Dallas, TX 75231
          Attn: Steven B. Solomon
          Phone: (214) 750-2454
          Fax: (214) 520-0034
          with a copy to:

          David Allen Wood, P.C.
          12770 Coit Road, Suite 1100
          Dallas, Texas 75251
          Attn:  David A. Wood
          Tel:   (972) 458-0300
          Fax:   (972) 458-0301

and if to any Investor, to such address for such Investor as shall appear on the signature page hereof executed by such Investor, or as shall be designated by such Investor in writing to the Company in accordance with this Section 6.9.

          6.10     Expenses.  The  Company and each Investor shall pay all costs
                   --------
and expenses that it incurs in connection with the negotiation, execution, delivery and performance of this Agreement or the other Transaction Documents, provided, however, that that the Company shall pay up to $45,000 in immediately
--------   -------
available funds, at the Closing and promptly upon receipt of any further invoices relating to same, for all out-of-pocket expenses (including without limitation legal fees and expenses) incurred by Satellite Asset Management, L.P. in connection its due diligence investigation of the Company and the negotiation, preparation, execution, delivery and performance of this Agreement, the other Transaction Documents and the Certificate of Designation (if the Closing occurs). At the Closing, the amount due for such fees and expenses (which may include fees and expenses estimated to be incurred for completion of the transaction including post-closing matters) to Satellite Asset Management, L.P. may be netted out of the Purchase Price payable by Satellite Asset Management, L.P. In the event the amount paid by the Company for such fees and expenses is less than the actual reasonable fees and expenses, the Company shall promptly pay such deficiency (up to $45,000 in the aggregate) within thirty (30) days following receipt of an invoice therefor. Notwithstanding anything herein to the contrary, if the Closing does not occur due to a determination by the Company that it does not wish to proceed with the transactions contemplated hereby, the Company's obligation to pay the expenses of Satellite Asset Management, L.P shall not exceed $20,000.

          6.11     Entire  Agreement;  Amendments.  This  Agreement,  the  other
                   ------------------------------
Transaction Documents and the Certificate of Designation constitute the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties. Except as expressly provided herein, neither this Agreement nor any term hereof may be amended except pursuant to a written instrument executed by the Company and the holders of at least two-thirds (2/3) of the outstanding shares of Preferred Stock then outstanding, and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought.


                          [Signature Pages to Follow]

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first-above written.

CITADEL SECURITY SOFTWARE INC.


By:    /s/    Steven B. Solomon
              -----------------
     Name:    Steven B. Solomon
     Title:   Chief Executive Officer


INVESTOR  NAME:  Satellite Strategic Finance Associates, LLC


By:  _________________________
     Name:
     Title:


ADDRESS:

     _________________________________

     _________________________________

     Tel:  ___________________________

     Fax:  ___________________________


Shares of Preferred Stock to be Purchased: _______________